SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27th, 2005

SKYWAY COMMUNICATIONS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	000-32033	65-0881662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6021 142nd Ave. North, Clearwater, FL 33760
(Address of principal executive offices) (Postal Code)

Registrant’s telephone number, including area code (727) 535-8211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

      None

SECTION 2 – FINANCIAL INFORMATION

      None

SECTION 3 – SECURITIES AND TRADING MARKETS

      None

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

      None

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

        On April 28th, 2005, in a meeting of the Board of Directors of the Company the Company accepted the resignation from the Board of Mr. Ray Powers.

        Mr. Power’s resignation from the Board resulted from an order made by a United States District Court Judge on April 27th, disallowing the sale or transfer of any assets of the Corporation. The order was prompted by an application from the plaintiffs in a lawsuit commenced against the Company and its Chief Executive Officer and President on December, 14th, 2004. Upon receipt of the order, a memorandum was immediately delivered to the executives of the Company from the Board, ordering the immediate cessation of any negotiations or sales of any corporate assets, in strict accordance with the order. The Company has fully complied with the order and continues to do so.

        The effect of the order was to impede any ability on the part of the Company’s Board to negotiate any settlement of current outstanding liabilities, including outstanding rents and employment benefits, negotiation of which would enable the Company to continue its operations. Further, the impediments resulting from the order have caused the termination of negotiations with an investment group which was contemplating an investment into the Company.

SECTION 6 – RESERVED

      None

SECTION 7 – REGULATION FD

      None

SECTION 8 – OTHER EVENTS

Item 8.01

        On April 27th, in conjunction with a lawsuit commenced on December 14th, 2004, against the Company, its Chief Executive Officer and President by Nazar Talib, individually and on behalf of certain Company shareholders, a temporary restraining order freezing the Company’s assets was ordered, such order, which included the following restraints:

1)	the Company shall be restricted from selling, offering to sell, transferring, pledging, encumbering, or otherwise disposing of shares of its securities or any other company assets, tangible or intangible, except as may be necessary to fund its routine business affairs through its customary operating account(s).

        On April 29th, the Company received a formal eviction notice, effective immediately, to vacate the premises of the Skyway headquarters. Such eviction notice has been complied with. The Company is currently in discussions with its counsel to discuss all options available to it.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

      EXHIBIT 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyway Communications Holdings Corp.

__/s/ Jim Kent_______________

Jim Kent
Chief Executive Officer

Date: April 27th, 2005